Exhibit 10.1

Execution Version

COMMITMENT INCREASE AGREEMENT

August 20, 2025

JPMorgan Chase Bank, N.A., as
Administrative Agent
500 Stanton Christiana Road
NCC 5, Floor 1
Newark, DE 19713-2107
Attention: Loan & Agency Services Group

Ladies and Gentlemen:

We refer to the Amended and Restated Senior Secured Revolving Credit Agreement dated as of May 2, 2025 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among T. Rowe Price OHA Select Private Credit Fund, as Borrower (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders (in such capacity, the “Administrative Agent”).  You have advised us that the Borrower has requested in a letter dated August 20, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A.  Commitment Increase.    Pursuant to Section 2.08(e) of the Credit Agreement, U.S. Bank National Association hereby agrees to provide additional Dollar Commitments (the “Increasing Lender”) in the amount set forth opposite the name of the Increasing Lender listed in Schedule I hereto, such Dollar Commitments to be effective as of the Increase Date (as defined in the Increase Request); provided, that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower which shall be dated as of the Increase Date and in substantially the form of Exhibit I hereto.

B.  Confirmation of Increasing Lender.  The Increasing Lender agrees that from and after the Increase Date, its additional Dollar Commitments set forth in Schedule I hereto shall be included in its Dollar Commitments and be governed for all purposes by the Credit Agreement and the other Loan Documents.

C.  Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

D. Governing Law. This Commitment Increase Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

E. Miscellaneous. This Commitment Increase Agreement shall be deemed a “Loan Document” as such term is defined in Section 1.01 of the Credit Agreement.

Very truly yours,

INCREASING LENDER

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kurt Swanson
Name: Kurt Swanson
Title: Managing Director

[Signature Page to Commitment Increase Agreement]

Accepted and agreed:
T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

By:	/s/ Eric Muller
Name: Eric Muller
Title: Chief Executive Officer

Acknowledged and agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Alevtina Dudyreva
Name: Alevtina Dudyreva
Title: Vice President

[Signature Page to Commitment Increase Agreement]

SCHEDULE I

Increasing Lender	Commitment Increase
U.S. Bank National Association	$75,000,000 (Dollar)

EXHIBIT I

OFFICER’S CERTIFICATE

August 20, 2025

JPMorgan Chase Bank, N.A., as
Administrative Agent
500 Stanton Christiana Road
NCC 5, Floor 1
Newark, DE 19713-2107
Attention: Loan & Agency Services Group

Ladies and Gentlemen:

On behalf of T. Rowe Price OHA Select Private Credit Fund (the “Borrower”), I, Eric Muller as Chief Executive Officer of the Borrower, refer to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of May 2, 2025 (as amended, restated, amended and restated, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among the Borrower, as Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders (in such capacity, the “Administrative Agent”).  I also refer to the letter dated August 20, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent, requesting that the aggregate amount of the Commitments be increased as set forth therein on the Increase Date (as defined in the Increase Request).

With respect to the Increase Request, I hereby certify in my capacity as an authorized officer of the Borrower and not in any individual capacity that each of the conditions to the related Commitment Increase (as defined in each applicable Increase Request) set forth in Sections 2.08(e)(i)(B), (D) and (E) of the Credit Agreement have been satisfied as of the date hereof.

Very truly yours,

T. ROWE PRICE OHA SELECT PRIVATE CREDIT FUND

By:	/s/ Eric Muller
Name:	Eric Muller
Title:	Chief Executive Officer